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                                                                    EXHIBIT 99.3

                         FOURTH SUPPLEMENTAL INDENTURE


         FOURTH SUPPLEMENTAL INDENTURE (this "Supplement"), dated and effective as of August 25, 1997, is entered into by and among EVI, Inc. (formerly known as Energy Ventures, Inc.), a Delaware corporation (the "Company"), XLS Holding, Inc., a Texas corporation and wholly owned subsidiary of the Company ("XLS"), XL Systems, Inc., a Texas corporation and wholly owned subsidiary of XLS ("XL Systems", together with XLS, the "New Guarantors"), and The Chase Manhattan Bank (formerly known as Chemical Bank), a New York corporation, as Trustee (the "Trustee").

                 RECITALS OF THE COMPANY AND THE NEW GUARANTORS

         WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have executed and delivered an Indenture dated as of March 15, 1994, among the Company, the Subsidiary Guarantors and the Trustee (the "Original Indenture") providing for the issuance by the Company of $120,000,000 aggregate principal amount of the Company's 10 1/4% Senior Notes due 2004 (the "Securities") and pursuant to which the Subsidiary Guarantors have agreed, jointly and severally, to unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under the Original Indenture and the Securities by the Company ("Indenture Obligations");

         WHEREAS, the Company, Prideco, Inc., a Texas corporation and a wholly owned subsidiary of the Company ("Prideco"), and the Trustee executed a First Supplemental Indenture, dated as of June 30, 1995, pursuant to which Prideco became a Subsidiary Guarantor and agreed to unconditionally guarantee the Indenture Obligations;

         WHEREAS, the Company, EVI Arrow, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("EVI Arrow"), EVI Watson Packers, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("EVI Watson"), and the Trustee executed a Second Supplemental Indenture, dated and effective as of December 6, 1996, pursuant to which EVI Arrow and EVI Watson became Subsidiary Guarantors and agreed to unconditionally guarantee the Indenture Obligations;

         WHEREAS, the Company, Ercon, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Ercon"), and the Trustee executed a Third Supplemental Indenture, dated and effective as of May 1, 1997, pursuant to which Ercon became a Subsidiary Guarantor and agreed to unconditionally guarantee the Indenture Obligations (the Original Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, is hereinafter referred to as the "Indenture");

         WHEREAS, each of the New Guarantors has become a Material Restricted Subsidiary and pursuant to Sections 12.3(b) and (d) of the Indenture is obligated to enter into the Supplement thereby guaranteeing the punctual payment of all Indenture Obligations as provided in Article XII of the Indenture;

         WHEREAS, pursuant to Section 8.1(f) of the Indenture, the Company, the New Guarantors and the Trustee may enter into this Supplement without the consent of any Holder;

         WHEREAS, the execution and delivery of this Supplement have been duly authorized by a Board Resolution of the respective Board of Directors of the Company and each of the New Guarantors; and

         WHEREAS, all conditions and requirements necessary to make the Supplement valid and binding upon the Company and the New Guarantors, and enforceable against the Company and the New Guarantors in accordance with its terms, have been performed and fulfilled;





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         NOW, THEREFORE, in consideration of the above premises, each of the parties hereto agrees, for the benefit of the others and for the equal and proportionate benefit of the Holders of the Securities, as follows:

                                  ARTICLE ONE
                               THE NEW GUARANTEES

         Section 101. For value received, each of the New Guarantors, in accordance with Article Twelve of the Indenture, hereby unconditionally guarantees (the "New Guarantee"), jointly and severally among themselves and the Subsidiary Guarantors, to the Trustee and the Holders, the due and punctual payment of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company, whether at maturity, by acceleration, redemption, repurchase or otherwise as more specifically set forth in Section 12.1 of the Indenture, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, all in accordance with the terms of Article XII of the Indenture and subject to the limitations set forth in Section 12.5 of the Indenture. Each of the agreements made and obligations assumed hereunder by the New Guarantors shall constitute, and shall be deemed to constitute, a Guarantee under the Indenture and for all purposes of the Indenture, and each of the New Guarantors shall be considered a Subsidiary Guarantor for all purposes of the Indenture as if it was originally named therein as a Subsidiary Guarantor.

         Section 102. The New Guarantees shall be automatically and unconditionally released and discharged upon the occurrence of the events set forth in Sections 3.1 and 12.4 of the Indenture.

                                  ARTICLE TWO
                                 MISCELLANEOUS

         Section 201. Except as otherwise expressly provided or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Except as supplemented hereby, the Indenture (including the Guarantees incorporated therein) and the Securities are in all respects ratified and confirmed and all the terms and provisions thereof shall remain in full force and effect.

         Section 202. This Supplement shall be effective as of the date above written.

         Section 203. The recitals contained herein shall be taken as the statements of the Company and the New Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplement.

         Section 204. This Supplement shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Indenture and its construction.

         Section 205. This Supplement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
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         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and their respective seals to be affixed hereunto and duly attested all as of the day and year first above written.

                                             EVI, INC.
[Corporate Seal]

                                             By:       /s/ JAMES G. KILEY
                                                --------------------------------
                                                         James G. Kiley
                                                       Vice President and
                                                     Chief Financial Officer
Attest:


   /s/ FRANCES R. POWELL
------------------------------
       Frances R. Powell
      Assistant Secretary


                                             XLS HOLDING, INC.
[Corporate Seal]
                                             By:       /s/ JAMES G. KILEY
                                                --------------------------------
                                                         James G. Kiley
                                                         Vice President
Attest:


   /s/ FRANCES R. POWELL
------------------------------
       Frances R. Powell
      Assistant Secretary

                                             XL SYSTEMS, INC.

[Corporate Seal]
                                             By:       /s/ JAMES G. KILEY
                                                --------------------------------
                                                         James G. Kiley
                                                         Vice President
Attest:


   /s/ FRANCES R. POWELL
------------------------------
       Frances R. Powell
      Assistant Secretary


                                             THE CHASE MANHATTAN BANK
[Corporate Seal]

                                             By:      /s/ W.B. DODGE
                                                --------------------------------
                                             Name:      W.B. Dodge
                                                 -------------------------------
                                             Title:    Vice President
                                                   -----------------------------

Attest:

   /s/ WANDA EILAND
------------------------------
     Trust Officer